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                                                                   Exhibit 10.33



                    FOURTEENTH AMENDMENT TO LOAN INSTRUMENTS

         THIS FOURTEENTH AMENDMENT TO LOAN INSTRUMENTS (this "Fourteenth Amendment"), dated as of February 9, 1999, is among CITADEL BROADCASTING COMPANY, CITADEL LICENSE, INC., CITADEL COMMUNICATIONS CORPORATION, each a Nevada corporation, FINOVA CAPITAL CORPORATION, a Delaware corporation, in its individual capacity and as Agent for all Lenders (this and all other capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement described below, as amended), and the Lenders which are parties hereto.

                                 R E C I T A L S

         A. Borrowers, Agent and Lenders entered into an Amended and Restated Loan Agreement dated as of July 3, 1997 (as amended to the date hereof, the "Loan Agreement").

         B. Borrowers have requested the consent of Lenders to the acquisition by Borrowers of the Property and FCC Licenses of (i) Zeve Broadcasting Company, a Pennsylvania corporation, and H. Lincoln Zeve, an individual, used in the operation of radio stations WHYL-FM and WHYL(AM), each licensed to Carlisle, Pennsylvania (the "Zeve Acquisition") and (ii) 62nd Street Broadcasting of Saginaw, L.L.C., a Delaware limited liability company, and 62nd Street Broadcasting of Saginaw License, L.L.C., a Delaware limited liability company, used in the operation of radio stations WKQZ-FM, licensed to Midland, Michigan, WMJK-FM, licensed to Pinconning, Michigan, WIOG-FM, licensed to Bay City, Michigan, WMJA(FM), WSGW(AM) and WGER-FM, each licensed to Saginaw, Michigan (the "Saginaw Acquisition") (the Zeve Acquisition and the Saginaw Acquisition hereinafter are referred to collectively as the "Fourteenth Amendment Acquisitions"). Lenders have agreed to give such consent, subject to the execution of this Fourteenth Amendment and the performance of the terms and conditions set forth below.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. CONSENT TO ACQUISITION AND TRANSFER OF FCC LICENSES. Borrowers represent that attached hereto as Schedule 1 is a true and correct calculation of the Adjusted Leverage Ratio described in subsection 4.3.4 of the Loan Agreement, after giving effect to the Fourteenth Amendment Acquisitions. Based on the attached Schedule 1, Lenders hereby consent to the Fourteenth Amendment Acquisitions, subject to the satisfaction of the conditions contained in this Fourteenth Amendment.

         2. AMENDMENT TO LOAN INSTRUMENTS. The Loan Agreement and other Loan Instruments are amended as follows:

            2.1 EXHIBITS TO LOAN INSTRUMENTS. Upon the consummation of the Fourteenth Amendment Acquisitions (i) Borrowers shall deliver to Agent amendments to the Exhibits


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         attached to each Loan Instrument (the "Exhibit Amendments") which require modification due to the Fourteenth Amendment Acquisitions and
         (ii) the Exhibit Amendments applicable to the Fourteenth Amendment Acquisitions shall be deemed to be part of the applicable Loan Instrument.

            2.2 USE AGREEMENT. Upon the consummation of the Fourteenth
          Amendment Acquisitions, Borrowers shall deliver to Agent a Use Agreement, in a form substantially similar to the Amended and Restated Use Agreement, reflecting the use by CBC of the FCC Licenses acquired in the Fourteenth Amendment Acquisitions.

          3. CONDITIONS TO EFFECTIVENESS. This Fourteenth Amendment shall not become effective with respect to the Fourteenth Amendment Acquisitions unless and until all of the conditions set forth in Section 4.3 of the Loan Agreement are satisfied with respect to the Fourteenth Amendment Acquisitions in a manner satisfactory to Agent.

          4. FEES AND EXPENSES. Borrowers hereby agree to reimburse Lenders for all reasonable fees and expenses incurred in connection with the consummation of the transactions contemplated by this Fourteenth Amendment.

          5. REPRESENTATIONS AND WARRANTIES. In order to induce Lenders to execute this Fourteenth Amendment, each Obligor represents and warrants to Lenders that the representations and warranties made by each such Person in each of the Loan Instruments to which such Person is a party, as such Loan Instruments have been amended, are true and correct in all material respects as of the date hereof, except to the extent such representations and warranties by their nature relate to an earlier date.

          6. CONFIRMATION OF EFFECTIVENESS. Guarantor hereby consents to the execution of this Fourteenth Amendment. Each Obligor hereby agrees that each Loan Instrument executed by such Person remains in full force and effect in accordance with the original terms thereof as amended.

          7. COUNTERPARTS. This Fourteenth Amendment may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original, but all such counterparts when taken together shall constitute one and the same instrument.

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          IN WITNESS WHEREOF, this Fourteenth Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                                CITADEL BROADCASTING COMPANY,
                                CITADEL LICENSE, INC. and CITADEL
                                COMMUNICATIONS CORPORATION, each a
                                Nevada corporation


                                By:
                                   ----------------------------------
                                   Donna L. Heffner
                                   Vice President of each corporation


                                FINOVA CAPITAL CORPORATION,  a
                                Delaware corporation, individually and as Agent


                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------


                                BANKBOSTON, N.A.


                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------


                                NATIONSBANK OF TEXAS, N.A.


                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------




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                                THE BANK OF NEW YORK


                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------


                                UNION BANK OF CALIFORNIA, N.A.


                                By:
                                   ----------------------------------
                                Name:
                                     --------------------------------
                                Title:
                                      -------------------------------



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